SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2006

                        First Clover Leaf Financial Corp.
             (Exact name of registrant as specified in its charter)

           Maryland                       0-50820               20-4797391
----------------------------      -----------------------   ------------------
(State or other jurisdiction       (Commission File No.)       IRS Employer
    of incorporation)                                       Identification No.)



6814 Goshen Road, Edwardsville, Illinois                        62025
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


               300 St. Louis Street, Edwardsville, Illinois 62025
  ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers


     On November 28, 2006, the Board of Directors of First Clover Leaf Financial Corp. (the "Company") and its wholly owned subsidiary, First Clover Leaf Bank (the "Bank") approved the adoption of a Director Deferred Fee Plan effective as of January 1, 2007 (the "Plan").

     The Plan allows any member of the Board of Directors of the Bank to elect to defer receipt of up to 100% of their board fees until their separation from service or death. The form of payment is specified by the director at the time the director makes an election to defer receipt of the fees. Payments may be made in the form of a lump sum, or equal monthly, quarterly or annual installments over a period not to exceed 5 years. Elections to defer receipt of fees must be made by December 15 of the year before the year in which the fees will be earned. The elections are irrevocable for the applicable year and will remain in effect from year to year unless the director timely submits a new deferral election form to the Bank. The Bank maintains a bookkeeping account to track the amounts deferred, and credits interest to such bookkeeping accounts based on the one-year certificate of deposit rate offered by the Bank on January 2 of each year.

     A copy of the Director Deferred Fee Plan is attached as Exhibit 99 to this report.


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Item 9.01.  Financial Statements and Exhibits.

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibits.

           Exhibit No.                 Description
           -----------                 -----------

                  99                   Director Deferred Fee Plan



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  December 4, 2006                By: /s/ Darlene F. McDonald
                                           ----------------------------------
                                           Darlene F. McDonald
                                           Chief Financial Officer




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                                   Exhibit 99